UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2023

Ritchie Bros. Auctioneers Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154

(Address of principal executive offices) (Zip Code)

(708) 492-7000

(Registrant’s Telephone Number, Including Area Code)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

On April 5, 2023, Ernst & Young LLP (Canada) (“E&Y Canada”) resigned as the independent registered public accounting firm of Ritchie Bros. Auctioneers Incorporated (the “Company”), and the audit committee of the Board of Directors of the Company (the “Audit Committee”) approved the resignation of E&Y Canada and appointed Ernst & Young LLP (United States) (“E&Y United States”) as the Company’s independent registered public accounting firm. The change in the Company’s independent registered public accounting firm was due solely to the relocation of the Company’s principal executive offices from 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada to Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154, United States.

The reports of E&Y Canada on the consolidated financial statements for the Company’s two most recent fiscal years ended December 31, 2022 and 2021, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with its audits for the years ended December 31, 2022 and 2021 and the subsequent interim period through April 5 2023, there were (1) no disagreements with E&Y Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y Canada would have caused them to make reference thereto in connection with its reports on the financial statements for such years and (2) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

E&Y Canada has been provided the disclosure in this Current Report on Form 8-K. The Company has requested E&Y Canada to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y Canada agrees with the above statements. A copy of E&Y Canada’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On April 5, 2023, the Audit Committee engaged E&Y United States as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. During the Company’s two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through April 5 2023, E&Y United States was not consulted on any matters identified within Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
16.1	Letter from Ernst & Young LLP, Chartered Professional Accountants, Canada, dated April 5, 2023.
104	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ritchie Bros. Auctioneers Incorporated

Date: April 6, 2023	By:	/s/ Darren Watt
Darren Watt
Senior Vice President & General Counsel